FORM 8-K


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                             SECURITIES ACT OF 1934

         Date of Report (Date of earliest event reported): July 3, 1997

                         Nona Morelli's II, Inc. (Exact
                name of registrant as specified in its charter.)

                                    Colorado
                    (State of incorporation or organization)

                                     0-18377
                            (Commission File Number)

                                   84-1126818
                      (I.R.S. Employee Identification No.)

                       2 Park Plaza, Ste. 470, Irvine, CA
                    (Address of principal executive offices)

                                      92614
                                   (Zip Code)

Registrant's telephone number, including area code:     (714) 833-5381

          (Former name or former address, if changed since last report)

                                                                  [NM\8K:RPG.8K]

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Item 1.  Changes in Control of Registrant

                  N/A

Item 2.  Acquisition or Disposition of Assets

                  N/A

Item 3.  Bankruptcy or Receivership

                  N/A

Item 4.  Changes in Registrant's Certifying Accountant

         Effective July 3, 1997 the Board of Directors dismissed Raimondo, Pettit & Glassman ("RPG") as the Registrant's certifying accountants.

         Effective July 3, 1997, the Registrant engaged the accounting firm of Haskell & White as a successor auditing firm for the purpose of examining the Registrant's consolidated financial statements for the fiscal year ended June 30, 1997 and rendering an Independent Accountant's Report.

         The decision to change accountants was approved by the Board of Directors, the Registrant having no audit committee of the Board of Directors.

         During the Registrant's fiscal year ended June 30, 1996 and the subsequent interim period from the date of the last audited financial statements to July 3,1997, there were no disagreements with RPG on any matter related to accounting principles, financial statement disclosure, or auditing scope or procedure, which if not resolved to the satisfaction of RPG would have caused RPG to make reference to the subject matter of the disagreement in their report.

         The principal accountant's report on the Registrant's financial statements for the 1994 fiscal year did not contain any adverse opinion or a disclaimer of opinion nor was any opinion qualified or modified as to uncertainty, audit scope or accounting principles except that:

                  1) the opinion of RPG with respect to the 1996 fiscal year financial statements included an explanatory paragraph with respect to substantial doubt existing about the Registrant's ability to continue as a going concern due to its recurring net losses, negative cash flows from operating activities since its inception, limited liquid resources, negative working capital.

Item 5.  Other Events

                  N/A

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Item 6.  Resignation of Registrant's Directors

                  N/A

Item 7.  Financial Statements and Exhibits

                  (a)      Financial Statements - None

                  (b)      Exhibits - None

Item 8.  Change in Registrant's Fiscal Year

                  N/A

                                    SIGNATURE

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Nona Morelli's II, Inc.
                                        (Registrant)

Dated: July 3, 1997                     By:  /s/  Fred G. Luke
                                             ----------------------------------
                                                  Fred G. Luke, CEO and Director

                                                                  [NM\8K:RPG.8K]

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

Gentlemen:

     We have been furnished with a copy of the response to Item 4 of Form 8-K for the event that occurred on July 3, 1997, to be filed by our former client, Nona Morelli's II, Inc. We agree with the statements made in response to that
Item insofar as they relate to our Firm.

                                        Very truly yours,

                                        /s/  Raimondo, Pettit & Glassman

                                                                  [NM\8K:RPG.8K]